UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-4084

					Hawaiian Tax-Free Trust
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:
						(212) 697-6666


				Date of fiscal year end:	3/31

			Date of reporting period:	      3/31/05

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS





ANNUAL
REPORT

MARCH 31, 2005

[Logo of Hawaii Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

                                    HAWAIIAN
                                    TAX-FREE
                                      TRUST

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila                ONE OF THE
Group of Funds:             AQUILA(SM) GROUP OF FUNDS
an eagle's head]

[Logo of Hawaii Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

                    SERVING HAWAII INVESTORS FOR TWO DECADES

                             HAWAIIAN TAX-FREE TRUST

                            "SERVING YOU AND HAWAII"

                                                                       May, 2005

Dear Fellow Shareholder:

      More than likely, when you were deciding to invest in Hawaiian Tax-Free Trust, you were seeking capital preservation and tax-free income* - the two features reflected in the Trust's objective.

      What you may not have realized, though, was that in the process of seeking to provide you with these benefits, the Trust also provides help to a variety of others within your community and throughout the islands of Hawaii.

      Municipal bonds, such as those in which Hawaiian Tax-Free Trust invests, are the primary way infrastructure is financed. Infrastructure is a relatively obscure word that by itself doesn't mean much to most people. But, when you translate the word "infrastructure" into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals, and fire and police stations, then you are speaking in terms that people more easily understand.

      As the economy of Hawaii grows, new and additional municipal projects are needed for the benefit of the citizens of Hawaii and the various communities throughout the state. These projects may include a whole array of useful public purpose works which are financed through municipal bond investments, such as yours in the Trust. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now enjoy. So, as an investor in Hawaiian Tax-Free Trust, you can take pride in knowing that you are playing a vital role and a very real part in enhancing the quality of life for the citizens of Hawaii.

      Just as the needs of Hawaii are many and varied, so, too, are the securities representing Hawaiian Tax-Free Trust's portfolio. You might be interested to know that the Trust's March 31, 2005 portfolio included 267 separate municipal issues, representing participation in many of Hawaii's major municipal projects throughout the state. The Trust currently invests in the broad categories of education, hospitals, housing, harbors, and airports, among some other more general categories, such as general obligations. And, your Trust seeks to invest in as many communities as possible throughout the islands. As you take the time to leaf through the accompanying Annual Report, you're bound to find the names of some easily recognizable projects.

      The following are just a few of the many projects in which Hawaiian Tax-Free Trust currently invests.**

                         NOT A PART OF THE ANNUAL REPORT

             [PHOTO]                                       [PHOTO]
MAUI ARTS AND CULTURAL CENTER, MAUI               KONA COMMUNITY AQUA CENTER,
                                                       ISLAND OF HAWAII

             [PHOTO]                                       [PHOTO]
      HONOLULU INTERNATIONAL                  SAINT FRANCIS MEDICAL CENTER, OAHU
  AND INTERISLAND AIRPORTS, OAHU

      So, the next time that you receive your statement from Hawaiian Tax-Free Trust, remember that the benefits that are reaped* from your investment are more than just what is evident on that piece of paper. Your family, friends, neighbors and future generations of Hawaiians may also benefit from the projects that your money, through your investment in Hawaiian Tax-Free Trust, helps fund.

                                   Sincerely,

/s/ Diana P. Herrmann                              /s/ Lacy B. Herrmann

Diana P. Herrmann                                  Lacy B. Herrmann
President                                          Founder and Chairman Emeritus


* Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For certain investors, some portion of your dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

** Since the portfolio is subject to change, the Trust may not necessarily currently own these specific securities.

                         NOT A PART OF THE ANNUAL REPORT

[Logo of Hawaii Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

                 SERVING HAWAII INVESTORS FOR NEARLY TWO DECADES

                             HAWAIIAN TAX-FREE TRUST
                                  ANNUAL REPORT
                              MANAGEMENT DISCUSSION

ECONOMY AND FINANCIAL MARKETS

      The year ended March 31, 2005, continued in our view to deliver strength in the US economy despite the effects of the ongoing war in Iraq, the potential for renewed global terrorist activity, and the persistent rise in commodity prices highlighted by crude oil spiking through $50 per barrel. For most of the fiscal year, the Federal Reserve remained on a path of raising short-term interest rates as a "removal of policy accommodation" that they believed to be is consistent with their primary commitment to a goal of price stability. While overall Inflation remained relatively stable, there were some exceptions including energy prices and home prices. A continuing residential housing boom nationwide, supported by low mortgage rates, has been marked by high and rising home prices. Meanwhile, the enormous US trade deficit is shifting dollars overseas that are currently being recycled back to support our Federal Budget deficit. In the end, the US has become increasingly reliant on foreigners for funding the Federal Budget. Bond market performance, hampered by the rise in short and intermediate interest rates from extremely low levels, produced a small gain for the fiscal year. Equity markets were volatile but also ended the fiscal year with a gain, almost all of that gain attributed to the fourth quarter of 2004.

      For the State of Hawaii, record employment levels, record home sales and home prices, record visitor counts and uniformly high utilization of hotel capacity, plus the nation's lowest state unemployment rates all highlight strong regional performance. Hawaii has now experienced eight years of steady ongoing expansion that stands out against the backdrop of less than impressive national and global economic experiences. On a compound annual basis from fourth quarter 1996 through fourth quarter 2004, real Hawaii personal income grew at a 2.9 percent annual rate. Challenged by a global technology recession in 2001, culminating in the 9/11 shock later that year, and followed by negative tourism spillovers from Asia's 2003 SARS event, Hawaii's steady growth has been all the more remarkable for its resilience. Unemployment rates just under 3 percent statewide, and clustered around 3 percent for all four counties, underscore the broadly-shared pattern of economic strength throughout the State. Indeed, neighbor island economies have generally outpaced growth on the island of Oahu, where Honolulu is located.

      We expect Hawaii tourism in 2005 will step up to share economic leadership with construction and real estate investment, which have been the strongest drivers in the expansion to date. Tourism is breaking out into record volumes, with domestic tourist arrivals growing enough to overwhelm continuing weakness in the international segment, which is recovering but well off its peak from the mid-1990s. Hawaii's housing market is sharing in the nation's robust residential investment boom. While Hawaii is picking up on continued growth in the North American and Asian economies, it is also benefiting from a demographic shift in investment preferences of the Baby Boom generation. This cohort has been a strong component of residential investment demand, one that we see as increasingly less cyclical and more secular in nature. In the end, however, real estate is still cyclical, so our forecast of at least a few more years of growth for Hawaii is relying on other factors--such as increased military spending in a post-9/11 environment--for sustained economic growth even if real estate peaks. We believe all of this bodes well for the market performance of Hawaii bonds.

MUNICIPAL MARKET AND FUND PERFORMANCE

      During the 12 months ended March 31, 2005, the municipal bond markets responded to the Federal Reserve operations to hike the Fed Funds rate. The Federal Reserve initiated this directional change in rates at the end of the second quarter, 2004, but the market had already anticipated the move and began raising interest rates at the beginning of that quarter. Over the year since, the Federal Reserve raised rates seven times, increasing the short-term Fed Funds rate from 1.00% to 2.75% by March, 2005. While short-term rates steadily increased over the fiscal year, longer-term rates had a more volatile response. After an initial spike during the second quarter, 2004, long rates actually declined throughout the rest of the year, only to increase again during 2005 to finish on March 31st almost unchanged. The result of these changes meant that the yield curve "flattened" considerably over the past fiscal year as short-term rates rose while long-term rates ended about unchanged. Driven by the fact that long rates stayed relatively low, the volume of new municipal bond issuance during 2004 fell by only 6% from the previous year's all time record volume of municipal financing.

      Hawaiian Tax-Free Trust had a total return, without sales charges, of 3.18% for its Class A shares, 2.28% for Class C shares, and 3.26% for Class Y shares for the calendar year ending December 31, 2004. For the fiscal year ending March 31, 2005, the total return, without sales charges, was 1.33% for Class A shares, 0.53% for Class C shares, and 1.54% for Class Y shares. Total return reflects the market fluctuation of the share price as well as reinvested dividends. The Lehman Brothers Quality Intermediate Municipal Bond Index had a total return of 3.02% for the calendar year 2004 and 0.81% for the Trust's fiscal year.

OUTLOOK AND STRATEGY

      The recent market volatility in equity, commodity, and bond markets, displays an uneasiness of participants with the direction of all markets. The US economy is likewise delivering mixed signals for performance over the coming year, particularly in view of the rise in prices for oil and other commodities. Meanwhile, low probability but potentially turbulent risks continue to include both geopolitical events, and the rising specter of realignment or changes in China's exchange rate regime that would renew downward pressures on the value of the US dollar in currency markets. With federal budget and current account deficits likely to persist, and continued US economic growth likely to alleviate more recent uncertainties about the outlook, along with the Federal Reserve's monetary policy statements that still suggest further "measured" tightening we expect to see an environment of rising interest rates.

      In managing Hawaiian Tax-Free Trust, we keep in mind the Trust's goal of maintaining a relatively high level of double tax-free income together with reasonable principal preservation. Accordingly, we seek to continually seek to manage the Trust conservatively both in terms of credit quality and interest rate risk by investing primarily in highly rated municipal bonds with intermediate maturities.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Hawaiian Tax-Free Trust for the 10-year period ended March 31, 2005 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Lehman Index") and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              Lehman Brothers
            Quality Intermediate
            Municipal Bond Index       With Sales Charge    Without Sales Charge    Cost of Living Index
3/95             $ 10,000                  $  9,600               $ 10,000               $ 10,000
3/96               10,785                    10,294                 10,719                 10,265
3/97               11,273                    10,762                 11,207                 10,577
3/98               12,226                    11,781                 12,268                 10,729
3/99               12,936                    12,384                 12,896                 10,901
3/00               13,065                    12,266                 12,773                 11,252
4/01               13,970                    13,291                 13,840                 11,677
3/02               14,869                    13,900                 14,475                 11,783
3/03               16,280                    15,002                 15,622                 12,134
3/04               17,066                    15,941                 16,600                 12,339
3/05               17,203                    16,044                 16,707                 12,710

                                   AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED MARCH 31, 2005
                            ------------------------------------------
                                                               SINCE
                            1 YEAR     5 YEARS    10 YEARS   INCEPTION
                            ------     -------    --------   ---------
Class A (2/20/85)
   With Sales Charge......  (2.70)%     4.59%      4.84%      6.65%
   Without Sales Charge...   1.33%      5.46%      5.27%      6.87%
Class C (4/01/96)
   With CDSC..............  (0.48)%     4.62%      n/a        4.18%
   Without CDSC...........   0.53%      4.62%      n/a        4.18%
Class Y (4/01/96)
   No Sales Charge........   1.54%      5.66%      n/a        5.48%
Lehman Index..............   0.81%      5.66%      5.57%      6.19%* (Class A)
                                                              5.32%  (Class C&Y)

*     From commencement of the index on 1/1/87.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Dividend income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

--------------------------------------------------------------------------------

[Logo KPMG LLP: four solid rectangles with the letters KPMG in front]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Hawaiian Tax-Free Trust:

      We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the "Trust"), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hawaiian Tax-Free Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
May 23, 2005

--------------------------------------------------------------------------------

                             HAWAIIAN TAX-FREE TRUST
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2005

                                                                          RATING
    FACE                                                                  MOODY'S/
   AMOUNT      MUNICIPAL BONDS (98.2%)                                      S&P            VALUE
------------   -------------------------------------------------------    --------     -------------
               HAWAII (94.3%)

               Board of Regents, University of Hawaii, University
                  System Revenue Bonds, Series A, FGIC Insured
$  1,805,000        5.500%, 07/15/14..................................     Aaa/AAA     $  2,005,662
   1,090,000        5.500%, 07/15/16..................................     Aaa/AAA        1,206,052
   2,000,000        5.500%, 07/15/19..................................     Aaa/AAA        2,191,640
   2,000,000        5.500%, 07/15/21..................................     Aaa/AAA        2,186,360
   2,000,000        5.500%, 07/15/22..................................     Aaa/AAA        2,194,300
   3,000,000        5.500%, 07/15/29..................................     Aaa/AAA        3,244,680
               Board of Regents, University of Hawaii, University
                  System Revenue Bonds, Series B, FSA Insured
   1,110,000        5.250%, 10/01/12..................................     Aaa/AAA        1,207,103
   1,000,000        5.250%, 10/01/13..................................     Aaa/AAA        1,086,280
   1,140,000        5.250%, 10/01/14..................................     Aaa/AAA        1,231,542
   1,395,000        5.250%, 10/01/15..................................     Aaa/AAA        1,507,856
               City and County Board of Honolulu, Hawaii  Water
                  Supply Revenue Bonds, Series A, FGIC Insured
     700,000        4.750%, 07/01/15..................................     Aaa/AAA          744,072
               City and County of Honolulu, Hawaii Board of Water
                  Supply & System Revenue Bonds, FSA Insured
     620,000        5.500%, 07/01/15..................................     Aaa/AAA          678,020
   3,000,000        5.125%, 07/01/21..................................     Aaa/AAA        3,160,920
   5,450,000        5.250%, 07/01/23..................................     Aaa/AAA        5,786,374
               City and County of Honolulu, Hawaii Board of
                  Water Supply & System Revenue Bonds, Series A,
                  FGIC Insured
   1,000,000        3.000%, 07/01/11..................................     Aaa/AAA          959,000
     600,000        4.000%, 07/01/13..................................     Aaa/AAA          608,820
   1,365,000        4.000%, 07/01/14..................................     Aaa/AAA        1,381,790
   2,700,000        4.750%, 07/01/16..................................     Aaa/AAA        2,852,847
   2,805,000        4.750%, 07/01/17..................................     Aaa/AAA        2,946,092
   2,970,000        4.750%, 07/01/18..................................     Aaa/AAA        3,103,086
   3,095,000        4.750%, 07/01/19..................................     Aaa/AAA        3,219,233
   3,265,000        4.750%, 07/01/20..................................     Aaa/AAA        3,383,422
   1,230,000        5.000%, 07/01/21..................................     Aaa/AAA        1,294,034

               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Escrowed to Maturity,
                  FGIC Insured
$  3,995,000        5.750%, 04/01/11..................................     Aaa/NR      $  4,490,620
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Escrowed to Maturity,
                  FGIC Insured
   4,110,000        6.000%, 01/01/11..................................     Aaa/AAA        4,653,465
     920,000        6.000%, 01/01/12..................................     Aaa/AAA        1,051,615
     775,000        5.750%, 04/01/13..................................     Aaa/AAA          883,438
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Escrowed to Maturity,
                  MBIA Insured
   1,355,000        6.000%, 11/01/09..................................     Aaa/AAA        1,512,099
     410,000        6.000%, 11/01/10..................................     Aaa/AAA          463,464
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, FGIC Insured
   9,970,000        7.350%, 07/01/07..................................     Aaa/AAA       10,933,501
   3,600,000        7.350%, 07/01/08..................................     Aaa/AAA        4,073,724
   1,715,000        6.000%, 01/01/11..................................     Aaa/AAA        1,937,967
       5,000        5.750%, 04/01/11..................................     Aaa/AAA            5,606
   1,580,000        6.000%, 01/01/12..................................     Aaa/AAA        1,802,985
   3,025,000        5.750%, 04/01/13..................................     Aaa/AAA        3,430,380
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, FSA Insured
   2,500,000        5.000%, 09/01/09..................................     Aaa/AAA        2,682,400
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A MBIA Insured
     860,000        6.000%, 11/01/09..................................     Aaa/AAA          959,708
   1,090,000        6.000%, 11/01/10..................................     Aaa/AAA        1,231,547
   1,000,000        5.250%, 03/01/12..................................     Aaa/AAA        1,098,770
   3,000,000        5.250%, 03/01/15..................................     Aaa/AAA        3,277,410
   4,600,000        5.250%, 03/01/16..................................     Aaa/AAA        5,015,564
   4,655,000        5.000%, 07/01/16..................................     Aaa/AAA        5,007,616
   4,780,000        5.250%, 03/01/17..................................     Aaa/AAA        5,184,723
   2,000,000        5.250%, 03/01/18..................................     Aaa/AAA        2,159,500

               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Prerefunded 09/01/06
                  @ 102, FGIC Insured
$    440,000        5.625%, 09/01/14..................................     Aaa/AAA     $    466,730
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Prerefunded 09/01/11
                  @ 100, FSA Insured
   3,500,000        5.375%, 09/01/18..................................     Aaa/AAA        3,873,555
   2,000,000        5.125%, 09/01/20..................................     Aaa/AAA        2,184,980
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series A, Prerefunded 11/01/05
                  @ 101, MBIA Insured
   2,280,000        5.000%, 11/01/15..................................     Aaa/AAA        2,336,590
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series B FGIC Insured
     600,000        5.125%, 07/01/11..................................     Aaa/AAA          646,170
   7,310,000        5.500%, 10/01/11..................................     Aaa/AAA        8,116,220
   4,490,000        5.000%, 07/01/19..................................     Aaa/AAA        4,690,164
   1,395,000        5.000%, 07/01/20..................................     Aaa/AAA        1,452,432
               City and County of Honolulu, Hawaii  General
                  Obligation Bonds, Series B, MBIA Insured
   4,000,000        5.000%, 07/01/10..................................     Aaa/AAA        4,310,520
   5,000,000        5.000%, 07/01/12..................................     Aaa/AAA        5,419,100
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series B, Prerefunded 07/01/09
                  @ 101, FGIC Insured
   2,595,000        5.125%, 07/01/15..................................     Aaa/AAA        2,815,186
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series B, Prerefunded 11/01/07
                  @ 101, FGIC Insured
     930,000        5.000%, 11/01/13..................................     Aaa/AAA          986,925
   1,060,000        5.000%, 11/01/14..................................     Aaa/AAA        1,124,883
     530,000        5.000%, 11/01/16..................................     Aaa/AAA          562,441
   1,400,000        5.000%, 11/01/17..................................     Aaa/AAA        1,485,694

               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series C, FGIC Insured
$  4,000,000        5.000%, 07/01/05..................................     Aaa/AAA     $  4,024,880
   7,750,000        5.125%, 07/01/14..................................     Aaa/AAA        8,295,910
   2,510,000        5.000%, 07/01/18..................................     Aaa/AAA        2,631,434
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Water Utility Refunding and
                  Improvement, Escrowed to Maturity, FGIC Insured
   1,125,000        6.000%, 12/01/12..................................     Aaa/AAA        1,296,068
   1,050,000        6.000%, 12/01/15..................................     Aaa/AAA        1,233,666
               City and County of Honolulu, Hawaii Improvement
                  District No. 261 (Halawa Business Park), Special
                  Assessment Bonds
     355,000        6.800%, 10/15/05..................................     NR/NR2           362,963
     290,000        6.900%, 10/15/06..................................     NR/NR2           296,516
               City and County of Honolulu, Hawaii Wastewater
                  Systems Revenue Bonds, FGIC Insured
   1,395,000        5.000%, 07/01/12..................................     Aaa/NR         1,480,039
               City and County of Honolulu, Hawaii General
                  Obligation Bonds, Series B, MBIA Insured
   3,000,000        5.000%, 07/01/13..................................     Aaa/AAA        3,254,670
               County of Hawaii, Hawaii General Obligation
                  Bonds, Series A, FGIC Insured
   1,700,000        5.450%, 05/01/07..................................     Aaa/AAA        1,785,833
   3,170,000        5.500%, 05/01/08..................................     Aaa/AAA        3,400,871
   2,500,000        5.550%, 05/01/09..................................     Aaa/AAA        2,721,575
   4,905,000        5.600%, 05/01/11..................................     Aaa/AAA        5,455,439
   1,000,000        5.600%, 05/01/12..................................     Aaa/AAA        1,119,230
   1,000,000        5.600%, 05/01/13..................................     Aaa/AAA        1,124,830
   1,465,000        5.500%, 07/15/16..................................     Aaa/AAA        1,597,729
               County of Hawaii, Hawaii General Obligation
                  Bonds, Series A, FSA Insured
   1,000,000        5.375%, 05/15/13..................................     Aaa/AAA        1,080,650
   1,000,000        5.400%, 05/15/15..................................     Aaa/AAA        1,080,000

               County of Hawaii, Hawaii General Obligation
                  Bonds, Series A, FSA Insured (continued)
$  1,000,000        5.000%, 07/15/16..................................     Aaa/AAA     $  1,069,090
   2,000,000        5.000%, 07/15/17..................................     Aaa/AAA        2,126,600
   1,470,000        5.625%, 05/15/18..................................     Aaa/AAA        1,606,063
   1,000,000        5.000%, 07/15/18..................................     Aaa/AAA        1,058,250
               County of Hawaii, Hawaii General Obligation
                  Bonds, Series A, Prerefunded 02/01/06 @ 101.5,
                  FGIC Insured
   1,900,000        5.000%, 02/01/11..................................     Aaa/AAA        1,966,272
   1,970,000        5.100%, 02/01/12..................................     Aaa/AAA        2,040,309
   2,205,000        5.200%, 02/01/14..................................     Aaa/AAA        2,285,483
   2,440,000        5.200%, 02/01/16..................................     Aaa/AAA        2,529,060
               County of Hawaii, Hawaii General Obligation
                  Bonds, Series B, MBIA Insured
   1,060,000        4.250%, 07/15/09..................................     Aaa/AAA        1,103,693
               City and County of Honolulu, Hawaii Wastewater
                  Systems Revenue Bonds, Junior Series, FGIC Insured
   3,000,000        5.250%, 07/01/13..................................     Aaa/AAA        3,233,340
   1,000,000        5.250%, 07/01/15..................................     Aaa/AAA        1,076,140
   2,400,000        5.250%, 07/01/16..................................     Aaa/AAA        2,582,736
   2,000,000        5.250%, 07/01/18..................................     Aaa/AAA        2,147,380
   5,055,000        5.000%, 07/01/23..................................     Aaa/AAA        5,226,415
               City and County of Honolulu, Hawaii Wastewater
                  Systems Revenue Bonds, Senior Series,
                  AMBAC Insured
   1,810,000        5.500%, 07/01/11..................................     Aaa/NR         2,007,996
   1,065,000        5.500%, 07/01/16..................................     Aaa/NR         1,160,957
   3,000,000        5.500%, 07/01/17..................................     Aaa/NR         3,261,630
   2,310,000        5.500%, 07/01/18..................................     Aaa/NR         2,503,462
   2,000,000        5.250%, 07/01/19..................................     Aaa/NR         2,143,200
               County of Kauai, Hawaii General Obligation Bonds,
                  Escrowed to Maturity
     665,000        9.000%, 08/01/05..................................      A1/NR           678,952

               County of Kauai, Hawaii General Obligation Bonds,
                  Series A, Prerefunded 08/01/10 @ 100, FGIC Insured
$  1,000,000        6.125%, 08/01/13..................................     Aaa/AAA     $  1,134,710
   1,010,000        6.250%, 08/01/14..................................     Aaa/AAA        1,152,168
   1,000,000        6.250%, 08/01/15..................................     Aaa/AAA        1,140,760
   1,000,000        6.250%, 08/01/16..................................     Aaa/AAA        1,140,760
   1,275,000        6.250%, 08/01/17..................................     Aaa/AAA        1,454,469
               County of Kauai, Hawaii General Obligation
                  Refunding Bonds, Series A, MBIA Insured
   1,010,000        5.700%, 02/01/07..................................     Aaa/AAA        1,023,625
   1,125,000        5.625%, 08/01/13..................................     Aaa/AAA        1,248,705
   1,620,000        5.625%, 08/01/14..................................     Aaa/AAA        1,794,280
   1,035,000        5.625%, 08/01/17..................................     Aaa/AAA        1,137,776
   1,000,000        5.625%, 08/01/18..................................     Aaa/AAA        1,097,530
   2,360,000        5.500%, 08/01/20..................................     Aaa/AAA        2,560,010
               County of Kauai, Hawaii General Obligation
                  Refunding Bonds, Series B & C, AMBAC Insured
     435,000        5.900%, 08/01/08..................................     Aaa/AAA          473,867
   1,355,000        5.900%, 08/01/08..................................     Aaa/AAA        1,476,069
   1,300,000        5.950%, 08/01/10..................................     Aaa/AAA        1,462,097
               County of Maui, Hawaii  General Obligation Bonds,
                  MBIA Insured
   1,100,000        5.000%, 09/01/08..................................     Aaa/AAA        1,170,686
               County of Maui, Hawaii General Obligation Bonds,
                  MBIA Insured
   4,000,000        5.000%, 03/01/17..................................     Aaa/AAA        4,310,760
   2,500,000        5.000%, 03/01/18..................................     Aaa/AAA        2,679,475
   1,105,000        5.000%, 03/01/19..................................     Aaa/AAA        1,178,759
               County of Maui, Hawaii General Obligation Bonds,
                  Series A, FGIC Insured
   1,200,000        5.125%, 03/01/14..................................     Aaa/AAA        1,283,496
   1,050,000        5.125%, 03/01/16..................................     Aaa/AAA        1,123,059
   2,590,000        5.250%, 03/01/18..................................     Aaa/AAA        2,779,174

               County of Maui, Hawaii General Obligation Bonds,
                  Series A, MBIA Insured
$  1,105,000        5.250%, 03/01/15..................................     Aaa/AAA     $  1,202,881
   1,205,000        5.250%, 03/01/16..................................     Aaa/AAA        1,309,449
   1,000,000        5.250%, 03/01/18..................................     Aaa/AAA        1,074,110
   1,750,000        5.250%, 03/01/19..................................     Aaa/AAA        1,873,165
               County of Maui, Hawaii General Obligation Bonds,
                  Series A, MBIA Insured
   1,000,000        5.500%, 03/01/18..................................     NR/AAA         1,082,540
               County of Maui, Hawaii General Obligation Bonds,
                  Series A, Prerefunded 09/01/07 @ 101, FGIC Insured
   1,130,000        5.250%, 09/01/13..................................     Aaa/AAA        1,203,687
   1,265,000        5.250%, 09/01/15..................................     Aaa/AAA        1,347,491
   1,335,000        5.250%, 09/01/16..................................     Aaa/AAA        1,422,055
               County of Maui, Hawaii General Obligation Bonds,
                  Series A, Prerefunded 03/01/08 @101, FGIC Insured
     250,000        5.000%, 03/01/10..................................     Aaa/AAA          266,532
               County of Maui, Hawaii General Obligation Bonds,
                  Unrefunded Series A, FGIC Insured
     750,000        5.000%, 03/01/10..................................     Aaa/AAA          791,415
               County of Maui, Hawaii General Obligation Bonds,
                  Series B, FGIC Insured
   1,065,000        5.250%, 03/01/11..................................     Aaa/AAA        1,167,794
               County of Maui, Hawaii General Obligation Bonds,
                  Series B, MBIA Insured
     825,000        5.375%, 09/01/13..................................     Aaa/AAA          917,161
               County of Maui, Hawaii General Obligation
                  Refunding Bonds, Series B, MBIA Insured
   1,445,000        5.375%, 09/01/12..................................     Aaa/AAA        1,608,401
               County of Maui, Hawaii General Obligation Bonds,
                  Series C, FGIC Insured
   1,020,000        5.250%, 03/01/16..................................     Aaa/AAA        1,103,711

               County of Maui, Hawaii General Obligation Bonds,
                  Series C, FGIC Insured (continued)
$  1,000,000        5.250%, 03/01/17..................................     Aaa/AAA     $  1,079,860
   1,250,000        5.250%, 03/01/20..................................     Aaa/AAA        1,342,487
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (Hawaiian
                  Electric Company, Inc.), Series A, AMBAC Insured
   4,965,000        5.500%, 12/01/14..................................     Aaa/AAA        5,410,063
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (Hawaiian
                  Electric Company, Inc.), Series A, MBIA Insured
   4,125,000        4.950%, 04/01/12..................................     Aaa/AAA        4,447,864
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds
                  (Hawaiian Electric Company, Inc.) Refunding
                  Series A-AMT, FGIC Insured
   3,000,000        4.800%, 01/01/25..................................     Aaa/AAA        2,973,330
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (Hawaiian
                  Electric Company, Inc., and Subsidiaries Projects),
                  Series A-AMT, MBIA Insured
   5,700,000        5.650%, 10/01/27..................................     Aaa/AAA        6,157,425
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (Hawaiian
                  Electric Company, Inc., and Subsidiaries Projects),
                  Series B-AMT, XL Capital Insured
   1,000,000        5.000%, 12/01/22..................................     Aaa/AAA        1,029,180
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (Hawaiian
                  Electric Company, Inc.), Series D-AMT,
                  AMBAC Insured
   2,500,000        6.150%, 01/01/20..................................     Aaa/AAA        2,753,950
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds
                  (Kapiolani Health Care System), MBIA Insured
     825,000        6.300%, 07/01/08..................................     Aaa/AAA          834,174

               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds
                  (Kapiolani Health Care System), MBIA Insured
                  (continued)
$  1,000,000        6.000%, 07/01/11..................................     Aaa/AAA     $  1,055,310
   1,000,000        6.200%, 07/01/16..................................     Aaa/AAA        1,057,720
   1,000,000        6.250%, 07/01/21..................................     Aaa/AAA        1,058,330
               Department of Budget and Finance of the State of
                  Hawaii (North Hawaii Community Hospital) Special
                  Purpose Revenue Bonds, VRDO1 Enhancement
                  LOC - First Hawaiian Bank expiring 5/26/09
   1,675,000        2.350%, 05/01/19..................................    VMIG1/NR        1,675,000
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds
                  (St. Francis Medical Centers), FSA Insured
  17,000,000        6.500%, 07/01/22..................................     Aaa/AAA       17,072,080
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (The
                  Evangelical Lutheran Good Samaritan Society),
                  AMBAC Insured
     490,000        4.700%, 11/01/06..................................     Aaa/AAA          503,451
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (The
                  Queen's Health System), Series A, Prerefunded
                  07/01/06 @ 102
   5,000,000        6.050%, 07/01/16..................................      A1/A+         5,299,200
   8,625,000        6.000%, 07/01/20..................................      A1/A+         9,135,945
   3,500,000        5.750%, 07/01/26..................................      A1/A+         3,696,735
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (The
                  Queen's Health System), Series A, Weekly Reset
                  VRDO1, SPA: Bank of Nova Scotia
   1,800,000        2.280%, 07/01/26..................................   VMIG1/A-1+       1,800,000

               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (The
                  Queen's Health System) Series A, Weekly Reset
                  VRDO1, SPA: Bank of Nova Scotia
$    900,000        2.190%, 07/01/29..................................   VMIG1/A-1+    $    900,000
               Department of Budget and Finance of the State of
                  Hawaii Special Purpose Revenue Bonds (The
                  Queen's Health System), Series B, MBIA Insured
   8,000,000        5.250%, 07/01/23..................................     Aaa/AAA        8,314,800
               Department of Hawaiian Home Lands (State of
                  Hawaii) Revenue Bonds
   1,310,000        4.150%, 07/01/08..................................      A3/NR         1,332,990
   1,525,000        4.350%, 07/01/10..................................      A3/NR         1,569,545
   1,245,000        4.450%, 07/01/11..................................      A3/NR         1,278,291
               Hawaii Community Development Authority
                  Improvement District Revenue Bonds (Kakaako
                  Community Development District 3)
   1,010,000        7.400%, 07/01/10..................................     NR/NR2         1,024,867
               Hawaii Community Development Authority
                  Improvement District Special Assessment Bonds
                  (Kakaako Community Development District 1)
     155,000        5.400%, 07/01/05..................................     NR/NR2           156,393
               Hawaii Community Development Authority
                  Improvement District Special Assessment Bonds
                  (Kakaako Community Development District 2)
     420,000        5.400%, 07/01/05..................................     NR/NR2           423,776
     435,000        5.500%, 07/01/06..................................     NR/NR2           441,042
     465,000        5.600%, 07/01/07..................................     NR/NR2           471,477
     365,000        5.700%, 07/01/08..................................     NR/NR2           370,099
               Housing Finance and Development Corporation
                  (State of Hawaii) Single Family Mortgage
                  Revenue Bonds, Series A-AMT, FNMA Insured
   2,870,000        5.300%, 07/01/22..................................     Aaa/AAA        2,937,273
   8,830,000        5.750%, 07/01/30..................................     Aaa/AAA        8,927,218
   1,420,000        5.400%, 07/01/30..................................     Aaa/AAA        1,434,697

               Housing Finance and Development Corporation
                  (State of Hawaii) Single Family Mortgage Revenue
                  Bonds, Series B, FNMA Insured
$  2,315,000        5.700%, 07/01/13..................................     Aaa/AAA     $  2,346,762
  15,535,000        5.850%, 07/01/17..................................     Aaa/AAA       15,750,781
   9,350,000        5.450%, 07/01/17..................................     Aaa/AAA        9,632,931
   6,800,000        5.300%, 07/01/28..................................     Aaa/AAA        6,876,840
   4,025,000        7.000%, 07/01/31..................................     Aaa/AAA        4,030,675
               Housing Finance and Development Corporation
                  (State of Hawaii) University of Hawaii Faculty
                  Housing Project, Revenue Bonds, AMBAC Insured
   2,125,000        5.650%, 10/01/16..................................     Aaa/AAA        2,178,423
   4,000,000        5.700%, 10/01/25..................................     Aaa/AAA        4,101,520
               State of Hawaii Airport System Revenue Bonds, ~
                  AMT, FGIC Insured
   5,080,000        6.500%, 07/01/13..................................     Aaa/AAA        5,762,193
               State of Hawaii Airport System Revenue Bonds,
                  AMT, FGIC Insured
   4,000,000        5.750%, 07/01/17..................................     Aaa/AAA        4,366,680
   6,000,000        5.625%, 07/01/18..................................     Aaa/AAA        6,488,520
   6,000,000        5.250%, 07/01/21..................................     Aaa/AAA        6,235,380
               State of Hawaii Airport System Revenue Bonds, AMT,
                  Second Series, Escrowed to Maturity, MBIA Insured
   6,455,000        6.900%, 07/01/12..................................     Aaa/AAA        7,385,036
               State of Hawaii Airport System Revenue Bonds,
                  Series B-AMT, FGIC Insured
   3,000,000        8.000%, 07/01/10..................................     Aaa/AAA        3,569,640
               State of Hawaii General Obligation Bonds, Series
                  BW, FSA Insured
   1,000,000        6.400%, 03/01/09..................................     Aaa/AAA        1,118,130
               State of Hawaii General Obligation Bonds, Series
                  BZ, FGIC Insured
   3,700,000        6.000%, 10/01/11..................................     Aaa/AAA        4,214,374
   3,500,000        6.000%, 10/01/12..................................     Aaa/AAA        4,017,405

               State of Hawaii General Obligation Bonds, Series
                  CA, FGIC Insured
$  2,000,000        5.750%, 01/01/11..................................     Aaa/AAA     $  2,234,220
               State of Hawaii General Obligation Bonds, Series CC
     590,000        5.125%, 02/01/07..................................     Aa3/AA-          613,110
               State of Hawaii General Obligation Bonds, Series CH
   1,000,000        4.750%, 11/01/11..................................     Aa3/AA-        1,067,950
               State of Hawaii General Obligation Bonds, Series CH,
                  FGIC Insured
   5,000,000        6.000%, 11/01/07..................................     Aaa/AAA        5,380,100
   3,390,000        6.000%, 11/01/08..................................     Aaa/AAA        3,719,915
               State of Hawaii General Obligation Bonds, Series CI
   1,500,000        4.700%, 11/01/07..................................     Aa3/AA-        1,563,780
               State of Hawaii General Obligation Bonds, Series CL,
                  FGIC Insured
   2,305,000        6.000%, 03/01/11..................................     Aaa/AAA        2,612,579
               State of Hawaii General Obligation Bonds, Series CM,
                  FGIC Insured
   3,000,000        6.500%, 12/01/15..................................     Aaa/AAA        3,665,760
               State of Hawaii General Obligation Bonds, Series CN,
                  FGIC Insured
   4,000,000        5.250%, 03/01/10..................................     Aaa/AAA        4,230,200
   4,000,000        5.250%, 03/01/13..................................     Aaa/AAA        4,230,200
   3,000,000        5.500%, 03/01/14..................................     Aaa/AAA        3,186,420
   7,950,000        5.250%, 03/01/15..................................     Aaa/AAA        8,407,522
   1,000,000        5.250%, 03/01/17..................................     Aaa/AAA        1,057,550
               State of Hawaii General Obligation Bonds, Series CP,
                  FGIC Insured
   5,000,000        5.000%, 10/01/13..................................     Aaa/AAA        5,266,000
   2,195,000        5.000%, 10/01/14..................................     Aaa/AAA        2,311,247
   5,000,000        5.000%, 10/01/15..................................     Aaa/AAA        5,266,000
   7,195,000        5.000%, 10/01/17..................................     Aaa/AAA        7,568,924
               State of Hawaii General Obligation Bonds, Series CR,
                  MBIA Insured
   1,000,000        5.250%, 04/01/13..................................     Aaa/AAA        1,066,490

               State of Hawaii General Obligation Bonds, Series CR,
                  MBIA Insured (continued)
$  5,000,000        5.000%, 04/01/16..................................     Aaa/AAA     $  5,277,000
  16,000,000        5.000%, 04/01/17..................................     Aaa/AAA       16,825,920
                  State of Hawaii General Obligation Bonds, Series
                  CS, MBIA Insured
   5,000,000        5.000%, 04/01/07..................................     Aaa/AAA        5,200,500
   5,500,000        5.000%, 04/01/09..................................     Aaa/AAA        5,865,860
               State of Hawaii General Obligation Bonds, Series CU,
                  MBIA Insured
   1,250,000        5.750%, 10/01/08..................................     Aaa/AAA        1,358,738
   1,000,000        5.750%, 10/01/09..................................     Aaa/AAA        1,103,200
               State of Hawaii General Obligation Bonds, Series CU,
                  Prerefunded 10/01/10 @ 100, MBIA Insured
   3,000,000        5.600%, 10/01/19..................................     Aaa/AAA        3,337,440
               State of Hawaii General Obligation Bonds, Series CV,
                  FGIC Insured
  11,000,000        5.000%, 08/01/20..................................     Aaa/AAA       11,502,150
   5,000,000        5.250%, 08/01/21..................................     Aaa/AAA        5,340,100
   1,015,000        5.000%, 08/01/21..................................     Aaa/AAA        1,056,189
               State of Hawaii General Obligation Bonds, Series CX,
                  FSA Insured
   2,000,000        5.250%, 02/01/12..................................     Aaa/AAA        2,195,400
   8,725,000        5.500%, 02/01/13..................................     Aaa/AAA        9,697,139
     500,000        5.000%, 02/01/19..................................     Aaa/AAA          522,880
   2,500,000        5.500%, 02/01/21..................................     Aaa/AAA        2,720,250
               State of Hawaii General Obligation Bonds, Series CY,
                  FSA Insured
   2,500,000        5.750%, 02/01/14..................................     Aaa/AAA        2,854,325
   2,000,000        5.750%, 02/01/15..................................     Aaa/AAA        2,294,120
               State of Hawaii General Obligation Bonds, Series CZ,
                  FSA Insured
   1,500,000        5.250%, 07/01/12..................................     Aaa/AAA        1,649,385
   9,390,000        5.250%, 07/01/16..................................     Aaa/AAA       10,176,037

               State of Hawaii General Obligation Bonds, Series CZ,
                  FSA Insured (continued)
$  3,000,000        5.250%, 07/01/17..................................     Aaa/AAA     $  3,235,440
   3,000,000        5.250%, 07/01/18..................................     Aaa/AAA        3,221,790
               State of Hawaii General Obligation Bonds, Series
                  DD, MBIA Insured
   2,000,000        4.250%, 05/01/10..................................     Aaa/AAA        2,081,380
   4,000,000        5.000%, 05/01/18..................................     Aaa/AAA        4,251,640
               State of Hawaii Harbor Capital Improvement
                  Revenue Bonds, AMT, MBIA Insured
   3,850,000        5.750%, 07/01/17..................................     Aaa/AAA        4,087,930
               State of Hawaii Harbor Capital Improvement
                  Revenue Bonds, Series B-AMT, AMBAC Insured
   3,000,000        5.500%, 07/01/19..................................     Aaa/AAA        3,217,830
               State of Hawaii Harbor System Revenue Bonds,
                  Series A, FSA Insured
   1,350,000        4.500%, 01/01/07..................................     Aaa/AAA        1,386,774
   1,285,000        4.500%, 01/01/08..................................     Aaa/AAA        1,335,269
               State of Hawaii Harbor System Revenue Bonds,
                  Series A-AMT, FSA Insured
   2,000,000        5.750%, 07/01/17..................................     Aaa/AAA        2,171,180
   1,500,000        5.900%, 07/01/21..................................     Aaa/AAA        1,633,710
               State of Hawaii Harbor System Revenue Bonds,
                  Series B-AMT, FSA Insured
     870,000        5.000%, 01/01/07..................................     Aaa/AAA          900,276
   1,220,000        5.000%, 01/01/08..................................     Aaa/AAA        1,277,084
   3,275,000        4.500%, 01/01/09..................................     Aaa/AAA        3,405,018
   2,000,000        5.000%, 01/01/11..................................     Aaa/AAA        2,135,340
               State of Hawaii Highway Revenue Bonds
   1,000,000        3.000%, 07/01/06..................................     Aa3/AA         1,003,000
   1,140,000        3.000%, 07/01/07..................................     Aa3/AA         1,141,927
   1,000,000        6.000%, 07/01/09..................................     Aa3/AA         1,109,690

               State of Hawaii Highway Revenue Bonds, FSA Insured
$  1,000,000        3.000%, 07/01/08..................................     Aaa/AAA     $    998,440
     750,000        3.000%, 07/01/09..................................     Aaa/AAA          743,782
   1,500,000        3.000%, 07/01/10..................................     Aaa/AAA        1,462,500
   1,500,000        3.000%, 07/01/11..................................     Aaa/AAA        1,441,470
               State of Hawaii Highway Revenue Bonds, FSA Insured
     825,000        4.800%, 07/01/08..................................     Aaa/AAA          869,170
   1,000,000        5.375%, 07/01/19..................................     Aaa/AAA        1,104,220
               State of Hawaii Highway Revenue Bonds, Callable
                  07/01/10 @ 100, FSA Insured
   2,000,000        4.500%, 07/01/10..................................     Aaa/AAA        2,107,620
   2,000,000        4.500%, 07/01/11..................................     Aaa/AAA        2,107,680
   5,105,000        5.000%, 07/01/12..................................     Aaa/AAA        5,532,901
     500,000        5.250%, 07/01/13..................................     Aaa/AAA          548,635
   1,530,000        5.375%, 07/01/14..................................     Aaa/AAA        1,689,457
     250,000        5.125%, 07/01/14..................................     Aaa/AAA          271,273
   2,720,000        5.500%, 07/01/19..................................     Aaa/AAA        3,000,078
   1,110,000        5.500%, 07/01/20..................................     Aaa/AAA        1,224,297
   2,000,000        5.375%, 07/01/20..................................     Aaa/AAA        2,208,440
               State of Hawaii Highway Revenue Bonds,
                  FGIC Insured
   3,705,000        5.600%, 07/01/13..................................     Aaa/AAA        3,911,257
   2,000,000        5.250%, 07/01/16..................................     Aaa/AAA        2,102,860
               State of Hawaii Housing & Community
                  Development Revenue Bonds, FSA Insured
     660,000        1.900%, 01/01/06..................................     Aaa/NR           654,509
     910,000        2.900%, 01/01/09..................................     Aaa/NR           897,014
     895,000        3.400%, 01/01/11..................................     Aaa/NR           886,220
     670,000        3.450%, 07/01/11..................................     Aaa/NR           662,925
     925,000        3.600%, 01/01/12..................................     Aaa/NR           916,767
     960,000        3.600%, 07/01/12..................................     Aaa/NR           950,909
   1,055,000        3.700%, 07/01/13..................................     Aaa/NR         1,046,813
                                                                                       ------------
                                                                                        697,147,812
                                                                                       ------------
               PUERTO RICO (3.9%)

               Puerto Rico Commonwealth Aqueduct and Sewer
                  Authority Revenue Bonds, MBIA Insured
   2,500,000        5.000%, 07/01/15..................................     Aaa/AAA        2,607,950

                                                                          RATING
    FACE                                                                  MOODY'S/
   AMOUNT      PUERTO RICO (CONTINUED)                                      S&P            VALUE
------------   -------------------------------------------------------    --------     -------------
               Puerto Rico Commonwealth Highway &
                  Transportation Authority Revenue Bonds, Series J,
                  Callable 07/01/14 @ 100, MBIA Insured
$  5,745,000        5.000%, 07/01/17..................................     Aaa/AAA     $  6,207,817
               Puerto Rico Commonwealth Public Improvement
                  General Obligation Bonds, Series A, FSA Insured
   4,000,000        5.000%, 07/01/16..................................     Aaa/AAA        4,338,360
               Puerto Rico Commonwealth Public Finance Corp.
                  Revenue Bonds, Series A, Prerefunded
                  08/01/11 @ 100, MBIA Insured
   5,000,000        5.500%, 08/01/17..................................     Aaa/AAA        5,577,500
               Puerto Rico Commonwealth Public Improvement
                  General Obligation Bonds, MBIA Insured
   1,800,000        5.250%, 07/01/13..................................     Aaa/AAA        1,954,872
               Puerto Rico Commonwealth Public Improvement
                  General Obligation Bonds, Series A, FGIC Insured
   4,000,000        5.500%, 07/01/13..................................     Aaa/AAA        4,525,280
   2,000,000        5.500%, 07/01/16..................................     Aaa/AAA        2,294,700
               Puerto Rico Commonwealth Public Improvement
                  General Obligation Bonds, Series CR, FSA Insured
   1,060,000        5.250%, 07/01/17..................................     Aaa/AAA        1,192,648
                                                                                       ------------
                                                                                         28,699,127
                                                                                       ------------
               COMMERCIAL PAPER (0.7%)

               HAWAII (0.7%)

               City and County of Honolulu, Hawaii
   5,000,000        2.000%, 06/02/05..................................     P1/A1+         5,000,000
                                                                                       ------------

               Total Investments (Cost $699,936,669) 3................      98.9%       730,846,939
               Other assets less liabilities..........................       1.1          8,413,899
                                                                           -----       ------------
               Net Assets.............................................     100.0%      $739,260,838
                                                                           =====       ============

               PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)

               Highest rating(4)......................................      94.2%
               Second highest rating(5)...............................       0.9
               Third highest rating(6)................................       4.2
               Not rated(2)...........................................       0.7
                                                                           -----
                                                                           100.0%
                                                                           =====

Footnotes:

(1) Variable rate demand obligations (VRDOs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

(2) Any securities not rated (NR) have been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

(3)   See footnote 4 to the financial statements.

(4)   Aaa of Moody's or AAA of S&P.

(5)   Aa of Moody's or AA of S&P.

(6)   A of Moody's or S&P.

PORTFOLIO ABBREVIATIONS:
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association
FSA - Financial Securities Assurance
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
SPA - Standby Bond Purchase Agreement
VRDO - Variable Rate Demand Obligation

                 See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005

ASSETS
   Investments at value (cost $699,936,669) ................................................   $730,846,939
   Cash ....................................................................................        103,920
   Interest receivable .....................................................................      9,870,046
   Receivable for Trust shares sold ........................................................        504,481
   Other assets ............................................................................         23,350
                                                                                               ------------
   Total assets ............................................................................    741,348,736
                                                                                               ------------
LIABILITIES
   Payable for Trust shares redeemed .......................................................        868,866
   Dividends payable .......................................................................        574,682
   Distribution and service fees payable ...................................................        283,347
   Adviser and Administrator fees payable ..................................................        252,006
   Accrued expenses ........................................................................        108,997
                                                                                               ------------
   Total liabilities .......................................................................      2,087,898
                                                                                               ------------
NET ASSETS .................................................................................   $739,260,838
                                                                                               ------------
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ......   $    642,423
   Additional paid-in capital ..............................................................    705,158,842
   Net unrealized appreciation on investments (note 4) .....................................     30,910,270
   Accumulated net realized gain on investments ............................................        458,984
   Undistributed net investment income .....................................................      2,090,319
                                                                                               ------------
                                                                                               $739,260,838
                                                                                               ============
CLASS A
   Net Assets ..............................................................................   $680,970,153
                                                                                               ============
   Capital shares outstanding ..............................................................     59,177,670
                                                                                               ============
   Net asset value and redemption price per share ..........................................   $      11.51
                                                                                               ============
   Offering price per share (100/96 of $11.51 adjusted to nearest cent) ....................   $      11.99
                                                                                               ============
CLASS C
   Net Assets ..............................................................................   $ 37,603,154
                                                                                               ============
   Capital shares outstanding ..............................................................      3,269,535
                                                                                               ============
   Net asset value and offering price per share ............................................   $      11.50
                                                                                               ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ...........................................   $      11.50*
                                                                                               ============
CLASS Y
   Net Assets ..............................................................................   $ 20,687,531
                                                                                               ============
   Capital shares outstanding ..............................................................      1,795,100
                                                                                               ============
   Net asset value, offering and redemption price per share ................................   $      11.52
                                                                                               ============

                 See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2005

Investment Income:

     Interest income ............................................                    $ 34,415,343
Expenses:

     Investment Adviser fees (note 3) ...........................    $  1,038,454
     Administrator fees (note 3) ................................       1,928,568
     Distribution and service fees (note 3) .....................       1,737,001
     Transfer and shareholder servicing agent fees ..............         390,708
     Shareholders' reports and proxy statements .................         149,470
     Legal fees (note 3) ........................................         143,873
     Trustees' fees and expenses (note 8) .......................         139,462
     Insurance ..................................................          78,641
     Custodian fees .............................................          55,852
     Auditing and tax fees ......................................          41,895
     Registration fees and dues .................................          36,580
     Chief Compliance Officer (note 3) ..........................           2,266
     Miscellaneous ..............................................          33,383
                                                                     ------------
                                                                        5,776,153

     Expenses paid indirectly (note 6) ..........................         (47,052)
                                                                     ------------
     Net expenses ...............................................                       5,729,101
                                                                                     ------------
     Net investment income ......................................                      28,686,242

Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) from securities transactions ......       1,286,593
     Change in unrealized appreciation on investments ...........     (20,663,429)
                                                                     ------------

     Net realized and unrealized gain (loss) on investments .....                     (19,376,836)
                                                                                     ------------
     Net change in net assets resulting from operations .........                    $  9,309,406
                                                                                     ============

                 See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED        YEAR ENDED
                                                                 MARCH 31, 2005    MARCH 31, 2004
                                                                 --------------    --------------
OPERATIONS:
   Net investment income ....................................    $  28,686,242     $  28,704,948
   Net realized gain (loss) from securities transactions ....        1,286,593           986,153
   Change in unrealized appreciation on investments .........      (20,663,429)        4,749,938
                                                                 -------------     -------------
   Net change in net assets resulting from operations .......        9,309,406        34,441,039
                                                                 -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
   Class A Shares:
   Net investment income ....................................      (26,594,626)      (26,573,300)
   Net realized gain on investments .........................       (1,165,988)               --

   Class C Shares:
   Net investment income ....................................       (1,158,762)       (1,134,456)
   Net realized gain on investments .........................          (65,029)               --

   Class Y Shares:
   Net investment income ....................................         (926,612)         (997,192)
   Net realized gain on investments .........................          (37,109)               --
                                                                 -------------     -------------
   Change in net assets from distributions ..................      (29,948,126)      (28,704,948)
                                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold ................................       62,021,734        66,381,406
   Reinvested dividends and distributions ...................       17,008,650        15,988,808
   Cost of shares redeemed ..................................      (74,491,462)      (66,720,092)
                                                                 -------------     -------------
   Change in net assets from capital share transactions .....        4,538,922        15,650,122
                                                                 -------------     -------------

      Change in net assets ..................................      (16,099,798)       21,386,213

NET ASSETS:
   Beginning of period ......................................      755,360,636       733,974,423
                                                                 -------------     -------------
   End of period* ...........................................    $ 739,260,838     $ 755,360,636
                                                                 =============     =============

   * Includes undistributed net investment income of: .......    $   2,090,319     $   2,084,077
                                                                 =============     =============

                 See accompanying notes to financial statements.

                             HAWAIIAN TAX-FREE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2005

1. ORGANIZATION

      Hawaiian Tax-Free Trust (the "Trust"), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares and, from its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 21, 1998, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount on a daily basis.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATION: All income, expenses (other than class-specific expenses), and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      The Asset Management Group of Bank of Hawaii (the "Adviser"), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services to the Trust, for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14% of the net assets of the Trust.

      Aquila Investment Management LLC the ("Administrator"), a wholly-owned subsidiary of Aquila Management Corporation, the Trust's founder and sponsor, serves as the Administrator for the Trust under an Administration Agreement with the Trust. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Trust's investments. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26% of the net assets of the Trust.

      Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

      The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended March 31, 2005.

      Under the October 1, 2004 Compliance Agreement with the Administrator, the Administrator is additionally compensated for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

      b) DISTRIBUTION AND SERVICE FEES:

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.20% of the Trust's average net assets represented by Class A Shares. For the year ended March 31, 2005, service fees on Class A Shares amounted to $1,363,640 of which the Distributor retained $85,070.

      Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2005, amounted to $280,021. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2005, amounted to $93,340. The total of these payments made with respect to Class C Shares amounted to $373,361 of which the Distributor retained $68,509.

      Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Hawaii, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2005, total commissions on sales of Class A Shares amounted to $1,205,424, of which the Distributor received $123,792.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the year ended March 31, 2005, the Trust incurred $136,677 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Trust, for legal services in conjunction with the Trust's ongoing operations. The Secretary of the Trust is a Partner of Hollyer Brady Barrett & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended March 31, 2005, purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $100,896,739   and  $74,835,955,
respectively.

      At March 31, 2005 aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $32,889,342 and gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,890,615 for a net unrealized appreciation of $30,998,727. The tax cost of the Trust's securities at March 31, 2005 equaled $699,848,212.

5. PORTFOLIO ORIENTATION

      Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers' ability to meet their obligations.

6. EXPENSES

      The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                              YEAR ENDED                      YEAR ENDED
                                            MARCH 31, 2005                  MARCH 31, 2004
                                     ----------------------------    ----------------------------
                                        SHARES          AMOUNT          SHARES          AMOUNT
                                        ------          ------          ------          ------
CLASS A SHARES:
   Proceeds from shares sold .....      4,327,393    $ 50,338,345       4,338,910    $ 51,110,178
   Reinvested distributions ......      1,374,724      16,002,996       1,277,260      15,049,500
   Cost of shares redeemed .......     (5,178,326)    (60,145,678)     (4,480,901)    (52,720,550)
                                     ------------    ------------    ------------    ------------
   Net change ....................        523,791       6,195,663       1,135,269      13,439,128
                                     ------------    ------------    ------------    ------------
CLASS C SHARES:
   Proceeds from shares sold .....        808,399       9,429,910         935,498      11,030,203
   Reinvested distributions ......         56,505         657,317          53,038         624,410
   Cost of shares redeemed .......       (823,950)     (9,543,036)       (639,318)     (7,518,842)
                                     ------------    ------------    ------------    ------------
      Net change .................         40,954         544,191         349,218       4,135,771
                                     ------------    ------------    ------------    ------------
CLASS Y SHARES:
   Proceeds from shares sold .....        193,962       2,253,479         359,896       4,241,025
   Reinvested distributions ......         29,901         348,337          26,724         314,898
   Cost of shares redeemed .......       (410,603)     (4,802,748)       (553,321)     (6,480,700)
                                     ------------    ------------    ------------    ------------
      Net change .................       (186,740)     (2,200,932)       (166,701)     (1,924,777)
                                     ------------    ------------    ------------    ------------
Total transactions in Trust
   shares ........................        378,005    $  4,538,922       1,317,786    $ 15,650,122
                                     ============    ============    ============    ============

8. TRUSTEES' FEES AND EXPENSES

      During the fiscal year ended March 31, 2005 there were 8 Trustees, one of which is affiliated with the Administrator and is not paid any trustee fees. Each Trustee was paid during the year fees at the annual rate of $15,750 for carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the independent trustees held prior to each quarterly Board Meeting. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also covers Trustees' expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended March 31, 2005, such meeting-related expenses averaged $3,170 per Trustee.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

      The tax character of distributions:

                                              YEAR ENDED MARCH 31,
                                              2005           2004
                                          ------------   ------------
      Net tax-exempt income               $ 28,668,394   $ 28,703,806
      Ordinary income                           11,607          1,142
      Long term capital gain                 1,268,125             --
                                          ------------   ------------
                                          $ 29,948,126   $ 28,704,948
                                          ============   ============

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to the treatment of market discount as interest income for financial statement purposes.

      As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed long term capital gain               $    458,984
      Unrealized appreciation                              30,998,727
      Undistributed tax-exempt income                       2,001,862
                                                         ------------
                                                         $ 33,459,573
                                                         ============

--------------------------------------------------------------------------------
FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code and NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended March 31, 2005, $28,668,394 of dividends paid by Hawaiian Tax-Free Trust, constituting 95.73% of total dividends paid during fiscal 2005, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $1,268,125 of dividends paid by the Trust constituting 4.23% of total dividends paid during the fiscal year were capital gain distributions; and the balance was ordinary dividend income.

      Prior to January 31, 2005, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2004 CALENDAR YEAR.
--------------------------------------------------------------------------------

                             HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                                              --------------------------------------------------
                                                                            YEAR ENDED MARCH (31,)
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Net asset value, beginning of period ......................   $11.83     $11.73     $11.26     $11.37     $10.94
                                                              ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income + ................................     0.45       0.46       0.48       0.51       0.54
   Net gain (loss) on securities (both realized
      and unrealized) .....................................    (0.30)      0.10       0.47      (0.10)      0.43
                                                              ------     ------     ------     ------     ------
   Total from investment operations .......................     0.15       0.56       0.95       0.41       0.97
                                                              ------     ------     ------     ------     ------
Less distributions (note 10):
   Dividends from net investment income ...................    (0.45)     (0.46)     (0.48)     (0.52)     (0.54)
   Distributions from capital gains .......................    (0.02)        --         --         --         --
                                                              ------     ------     ------     ------     ------
   Total distributions ....................................    (0.47)     (0.46)     (0.48)     (0.52)     (0.54)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period ............................   $11.51     $11.83     $11.73     $11.26     $11.37
                                                              ======     ======     ======     ======     ======
Total return (not reflecting sales charge) ................     1.33%      4.83%      8.57%      3.62%      9.14%

Ratios/supplemental data
   Net assets, end of period (in millions) ................   $  681     $  694     $  675     $  625     $  593
   Ratio of expenses to average net assets ................     0.74%      0.73%      0.71%      0.72%      0.74%
   Ratio of net investment income to average
      net assets ..........................................     3.90%      3.89%      4.15%      4.51%      4.88%
   Portfolio turnover rate ................................       10%         8%         5%        13%        11%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ................     0.74%      0.72%      0.70%      0.70%      0.72%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                                   --------------------------------------------------
                                                                  YEAR ENDED MARCH 31,
                                                   --------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                   ------     ------     ------     ------     ------
Net asset value, beginning of period ...........   $11.82     $11.73     $11.26     $11.36     $10.93
                                                   ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income + .....................     0.36       0.36       0.38       0.41       0.45
   Net gain (loss) on securities (both
     realized and unrealized) ..................    (0.30)      0.09       0.48      (0.08)      0.43
                                                   ------     ------     ------     ------     ------
   Total from investment operations ............     0.06       0.45       0.86       0.33       0.88
                                                   ------     ------     ------     ------     ------
Less distributions (note 10):
   Dividends from net investment income ........    (0.36)     (0.36)     (0.39)     (0.43)     (0.45)
   Distributions from capital gains ............    (0.02)        --         --         --         --
                                                   ------     ------     ------     ------     ------
   Total distributions .........................    (0.38)     (0.36)     (0.39)     (0.43)     (0.45)
                                                   ------     ------     ------     ------     ------
Net asset value, end of period .................   $11.50     $11.82     $11.73     $11.26     $11.36
                                                   ======     ======     ======     ======     ======
Total return (not reflecting sales charge) .....     0.53%      3.91%      7.70%      2.91%      8.28%
Ratios/supplemental data
   Net assets, end of period (in millions) .....   $ 37.6     $ 38.2     $ 33.8     $ 24.1     $ 15.0
   Ratio of expenses to average net assets .....     1.54%      1.54%      1.51%      1.51%      1.54%
   Ratio of net investment income to
     average net assets ........................     3.10%      3.08%      3.33%      3.68%      4.06%
   Portfolio turnover rate .....................       10%         8%         5%        13%        11%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .....     1.54%      1.52%      1.50%      1.50%      1.51%

                                                                        CLASS Y
                                                   --------------------------------------------------
                                                                  YEAR ENDED MARCH 31,
                                                   --------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                   ------     ------     ------     ------     ------
Net asset value, beginning of period ...........   $11.84     $11.75     $11.28     $11.39     $10.95
                                                   ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income + .....................     0.48       0.48       0.50       0.52       0.55
   Net gain (loss) on securities (both
     realized and unrealized) ..................    (0.30)      0.09       0.47      (0.09)      0.45
                                                   ------     ------     ------     ------     ------
   Total from investment operations ............     0.18       0.57       0.97       0.43       1.00
                                                   ------     ------     ------     ------     ------
Less distributions (note 10):
   Dividends from net investment income ........    (0.48)     (0.48)     (0.50)     (0.54)     (0.56)
   Distributions from capital gains ............    (0.02)        --         --         --         --
                                                   ------     ------     ------     ------     ------
   Total distributions .........................    (0.50)     (0.48)     (0.50)     (0.54)     (0.56)
                                                   ------     ------     ------     ------     ------
Net asset value, end of period .................   $11.52     $11.84     $11.75     $11.28     $11.39
                                                   ======     ======     ======     ======     ======
Total return (not reflecting sales charge) .....     1.54%      4.97%      8.77%      3.80%      9.44%
Ratios/supplemental data
   Net assets, end of period (in millions) .....   $ 20.7     $ 23.5     $ 25.2     $ 19.3     $  7.9
   Ratio of expenses to average net assets .....     0.54%      0.53%      0.51%      0.52%      0.54%
   Ratio of net investment income to
     average net assets ........................     4.09%      4.09%      4.33%      4.69%      5.00%
   Portfolio turnover rate .....................       10%         8%         5%        13%        11%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .....     0.54%      0.52%      0.50%      0.50%      0.51%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

Additional Information (unaudited)

TRUSTEES AND OFFICERS(1)(2)

                                                                                            NUMBER OF
                          POSITIONS                                                         PORTFOLIOS     OTHER DIRECTORSHIPS
                          HELD WITH                                                         IN FUND        HELD BY TRUSTEE
NAME,                     TRUST AND          PRINCIPAL                                      COMPLEX(5)     (THE POSITION HELD IS
ADDRESS(3)                LENGTH OF          OCCUPATION(S)                                  OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH         SERVICE(4)         DURING PAST 5 YEARS                            BY TRUSTEE     INDICATED OTHERWISE.)
-----------------         ----------         -------------------                            ----------     ---------------------

INTERESTED TRUSTEES(6)    Trustee since      Vice Chair and Chief Executive Officer of         10          None
                          2004, President    Aquila Management Corporation, Founder of
Diana P. Herrmann         since 1998 and     the Aquila(sm) Group of Funds(7) and parent
New York, NY              Vice Chair         of Aquila Investment Management LLC,
(02/25/58)                since 2003         Administrator, since 2004, President and
                                             Chief Operating Officer since 1997, a
                                             Director since 1984, Secretary since 1986
                                             and previously its Executive Vice President,
                                             Senior Vice President or Vice President,
                                             1986-1997; Chief Executive Officer and Vice
                                             Chair since 2004 and President, Chief
                                             Operating Officer and Manager of the
                                             Administrator since 2003; Vice Chair,
                                             President, Executive Vice President or
                                             Senior Vice President of funds in the
                                             Aquila(sm) Group of Funds since 1986;
                                             Director of the Distributor since 1997;
                                             trustee, Reserve Money-Market Funds,
                                             1999-2000 and Reserve Private Equity Series,
                                             1998-2000; Governor, Investment Company
                                             Institute (2004) and head of its Small Funds
                                             Committee since 2004; active in charitable
                                             and volunteer organizations.

NON-INTERESTED TRUSTEES

Theodore T. Mason         Chair of the       Executive Director, East Wind Power Partners      10          Trustee, Pimco Advisors
New York, NY              Board of           LTD since 1994 and Louisiana Power Partners,                  VIT.
(11/24/35)                Trustees           1999-2003; Treasurer, Alumni Association of
                          since 2004         SUNY Maritime College since 2004 (President,
                          and Trustee        2002-2003; First Vice President, 2000-2001,
                          since 1984         Second Vice President, 1998-2000) and
                                             director of the same organization since
                                             1997; Director, STCM Management Company,
                                             Inc., 1973-2004; twice national officer of
                                             Naval Reserve Association, commanding
                                             officer of four naval reserve units and
                                             Captain, USNR (Ret); director, The Navy
                                             League of the United States New York Council
                                             since 2002; trustee, The Maritime Industry
                                             Museum at Fort Schuyler, 2000-2004; and the
                                             Maritime College at Fort Schuyler
                                             Foundation, Inc. since 2000.

Thomas W. Courtney        Trustee            President, Courtney Associates, Inc., a           5           Chairman of the Board
Sewickley, PA             since 1984         venture capital firm, since 1988.                             of Oppenheimer Quest
(08/17/33)                                                                                                 Value Funds Group,
                                                                                                           Oppenheimer Small Cap
                                                                                                           Value Fund, Oppenheimer
                                                                                                           Midcap Fund, and
                                                                                                           Oppenheimer Rochester
                                                                                                           Group of Funds;
                                                                                                           Chairman of the Board
                                                                                                           of Pimco Advisors VIT.

Stanley W. Hong           Trustee            President, Waste Management of Hawaii, Inc.       4           Trustee, Pacific
Honolulu, HI              since 1992         since 2002; Corporate Vice President, Hawaii                  Capital Funds, which
(04/05/36)                                   Area, Waste Management, Inc. since 2002;                      includes 11 bond and
                                             Trustee, The King William Charles Lunalilo                    stock funds; director,
                                             Trust Estate since 2001; President and Chief                  First Insurance Co. of
                                             Executive Officer, The Chamber of Commerce                    Hawaii, Ltd., Lanihau
                                             of Hawaii, 1996-2001; director, Hawaii                        Properties, Ltd.
                                             Public Television Foundation since 1998;
                                             Regent, Chaminade University of Honolulu;
                                             Chair - trustees, Heald College; trustee,
                                             the Nature Conservancy of Hawaii; and
                                             director of other corporate and community
                                             organizations.

Russell K. Okata          Trustee            Executive Director, Hawaii Government             4           Trustee, Pacific
Honolulu, HI              since 1992         Employees Association AFSCME Local 152,                       Capital Funds, which
(03/22/44)                                   AFL-CIO since 1981; International Vice                        includes 11 bond and
                                             President, American Federation of State,                      stock funds; Chairman,
                                             County and Municipal Employees, AFL-CIO                       Royal State Group.
                                             since 1981; director of various civic and
                                             charitable organizations.

Douglas Philpotts         Trustee            Retired; formerly director, Chairman of the       4           Trustee, Pacific
Honolulu, HI              since 1992         Board and President of Hawaiian Trust                         Capital Funds, which
(11/21/31)                                   Company, Limited; present or former director                  includes 11 bond and
                                             of various Hawaii-based civic and charitable                  stock funds.
                                             organizations.

Oswald K. Stender         Trustee            Director, Hawaiian Electric Industries,           4           Trustee, Pacific
Honolulu, HI              since 1992         Inc., a public utility holding company,                       Capital Funds, which
(10/08/31)                                   1993-2004; trustee, the Bernice Pauahi                        includes 11 bond and
                                             Bishop Estate 1990-1999; trustee, Office of                   stock funds; director,
                                             Hawaiian Affairs and a member or trustee of                   Grace Pacific
                                             several community organizations.                              Corporation, an asphalt
                                                                                                           paving company, and ACE
                                                                                                           Trucking Inc., a
                                                                                                           trucking company.

CHAIRMAN EMERITUS

      Because of his importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of his counsel, Mr. Lacy B. Herrmann has agreed to continue to be Chairman Emeritus. The Chairman Emeritus may attend Board meetings but has no voting power.

Lacy B. Herrmann          Founder,           Founder and Chairman of the Board, Aquila         N/A         N/A
New York, NY              Chairman           Management Corporation, the sponsoring
(05/12/29)                Emeritus since     organization and parent of the Manager or
                          2004, Trustee,     Administrator and/or Adviser or Sub-Adviser
                          1984-2004,         to each fund of the Aquila(sm) Group of
                          and Chairman       Funds; Chairman of the Manager or
                          of the Board       Administrator and/or Adviser or Sub-Adviser
                          of Trustees,       to each since 2004; Founder, Chairman
                          1984-2003          Emeritus and Trustee of Aquila Rocky
                                             Mountain Equity Fund, Tax-Free Fund For
                                             Utah, Narragansett Insured Tax-Free Income
                                             Fund and Tax-Free Trust of Arizona; Founder
                                             and Chairman Emeritus of Hawaiian Tax-Free
                                             Trust, Pacific Capital Cash Assets Trust,
                                             Pacific Capital Tax-Free Cash Assets Trust,
                                             Pacific Capital U.S. Government Securities
                                             Cash Assets Trust, Tax-Free Fund of
                                             Colorado, Churchill Tax-Free Fund of
                                             Kentucky and Tax-Free Trust of Oregon;
                                             previously Chairman and a Trustee of each
                                             fund in the Aquila(sm) Group of Funds since
                                             its establishment until 2004 or 2005;
                                             Director of the Distributor since 1981 and
                                             formerly Vice President or Secretary,
                                             1981-1998; Trustee Emeritus, Brown
                                             University and the Hopkins School; active in
                                             university, school and charitable
                                             organizations.

OFFICERS

Charles E. Childs, III    Executive          Executive Vice President of all funds in the      N/A         N/A
New York, NY              Vice President     Aquila(sm) Group of Funds and the
(04/01/57)                since 2003         Administrator and Administrator's parent
                                             since 2003; formerly Senior Vice President,
                                             corporate development, Vice President,
                                             Assistant Vice President and Associate of
                                             the Administrator's parent since 1987;
                                             Senior Vice President, Vice President or
                                             Assistant Vice President of the Aquila
                                             Money-Market Funds, 1988-2003.

Sherri Foster             Senior Vice        Senior Vice President, Hawaiian Tax-Free          N/A         N/A
Lahaina, HI               President          Trust since 1993 and formerly Vice President
(07/27/50)                since 1993         or Assistant Vice President; Vice President
                                             or Assistant Vice President of three Aquila
                                             Money-Market Funds; Registered
                                             Representative of the Distributor since
                                             1985.

Stephen J. Caridi         Vice President     Vice President of the Distributor since           N/A         N/A
New York, NY              since 1998         1995; Vice President, Hawaiian Tax-Free
(05/06/61)                                   Trust since 1998; Senior Vice President,
                                             Narragansett Insured Tax-Free Income Fund
                                             since 1998, Vice President 1996-1997; Senior
                                             Vice President, Tax-Free Fund of Colorado
                                             since 2004; Assistant Vice President,
                                             Tax-Free Fund For Utah since 1993.

Robert W. Anderson        Chief              Chief Compliance Officer of the Trust, the        N/A         N/A
New York, NY              Compliance         Administrator and the Distributor since
(08/23/40)                Officer since      2004, Compliance Officer of the
                          2004 and           Administrator or its predecessor and current
                          Assistant          parent since 1998 and Assistant Secretary of
                          Secretary          the Aquila(sm) Group of Funds since 2000;
                          since 2000         Consultant, The Wadsworth Group, 1995-1998.

Joseph P. DiMaggio        Chief Financial    Chief Financial Officer of the Aquila(sm)         N/A         N/A
New York, NY              Officer since      Group of Funds since 2003 and Treasurer
(11/06/56)                2003 and           since 2000; Controller, Van Eck Global
                          Treasurer          Funds, 1993-2000.
                          since 2000

Edward M. W. Hines        Secretary          Partner, Hollyer Brady Barrett & Hines LLP,       N/A         N/A
New York, NY              since 1984         legal counsel to the Trust, since 1989;
(12/16/39)                                   Secretary of the Aquila(sm) Group of Funds.

John M. Herndon           Assistant          Assistant Secretary of the Aquila(sm) Group       N/A         N/A
New York, NY              Secretary          of Funds since 1995 and Vice President of
(12/17/39)                since 1995         the three Aquila Money-Market Funds since
                                             1990; Vice President of the Administrator or
                                             its predecessor and current parent since
                                             1990.

Lori A. Vindigni          Assistant          Assistant Treasurer of the Aquila(sm) Group       N/A         N/A
New York, NY              Treasurer          of Funds since 2000; Assistant Vice
(11/02/66)                since 2000         President of the Administrator or its
                                             predecessor and current parent since 1998;
                                             Fund Accountant for the Aquila(sm) Group of
                                             Funds, 1995-1998.

----------
(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 5, are called the "Aquila(sm) Group of Funds."

--------------------------------------------------------------------------------
ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

      The tables below are based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FOR THE SIX MONTHS ENDED MARCH 31, 2005

                       ACTUAL
                    TOTAL RETURN       BEGINNING       ENDING        EXPENSES
                       WITHOUT          ACCOUNT        ACCOUNT      PAID DURING
                   SALES CHARGES(1)      VALUE          VALUE      THE PERIOD(2)
--------------------------------------------------------------------------------
Class A                  0.02%         $1,000.00      $1,000.20        $3.69
--------------------------------------------------------------------------------
Class C                 (0.37)%        $1,000.00      $  996.30        $7.66
--------------------------------------------------------------------------------
Class Y                  0.04%         $1,000.00      $1,000.40        $2.69
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.74%, 1.54% AND 0.54% FOR THE TRUST'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANALYSIS OF EXPENSES (UNAUDITED) (CONTINUED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of the applicable sales charges or contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

FOR THE SIX MONTHS ENDED MARCH 31, 2005

                     HYPOTHETICAL
                      ANNUALIZED      BEGINNING       ENDING         EXPENSES
                         TOTAL         ACCOUNT        ACCOUNT       PAID DURING
                        RETURN          VALUE          VALUE       THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                  5.00%        $1,000.00      $1,021.24         $3.73
--------------------------------------------------------------------------------
Class C                  5.00%        $1,000.00      $1,017.25         $7.75
--------------------------------------------------------------------------------
Class Y                  5.00%        $1,000.00      $1,022.24         $2.72
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.74%, 1.54% AND 0.54% FOR THE TRUST'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila(sm) Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Trust twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Trust's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

      The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY VOTING RECORD (UNAUDITED)

The Trust does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2004 with respect to which the Trust was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY NOTICES (UNAUDITED)

                             HAWAIIAN TAX-FREE TRUST

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Trust we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to us, such as the Trust's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all nonpublic information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.
--------------------------------------------------------------------------------

FOUNDERS
Lacy B. Herrmann, Chairman Emeritus
AQUILA MANAGEMENT CORPORATION

ADMINISTRATOR
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT ADVISER
ASSET MANAGEMENT GROUP of
BANK of HAWAII
P.O. Box 3170
Honolulu, Hawaii 96802

BOARD OF TRUSTEES
Theodore T. Mason, Chair
Thomas W. Courtney
Diana P. Herrmann
Stanley W. Hong
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

OFFICERS
Diana P. Herrmann, Vice Chair and President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Robert W. Anderson, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
  and Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


ITEM 2.  CODE OF ETHICS.

(a) As of March 31, 2005 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various areas, including the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $23,320 in 2005 and $21,200 in 2004.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $18,279 and $8,270 in 2005 and 2004, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

		Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the fling of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

  (a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

  (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of1940.

  (b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST


By:  /s/  Diana P. Herrmann
- ---------------------------------
Vice Chair, Trustee and President
June 9, 2005


By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Chief Financial Officer and Treasurer
June 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- ---------------------------------
Diana P. Herrmann
Vice Chair and President
June 9, 2005

By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2005




HAWAIIAN TAX-FREE TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2)Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.